SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             _____________________

                                    FORM 8-K
                             _____________________


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-32143



                       Date of Report: September 19, 2005


                               INSEQ CORPORATION
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            (Exact name of registrant as specified in its charter)


               Delaware                                  33-0895699
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     (State of other jurisdiction of                 (IRS Employer
      incorporation or organization)                  Identification No.)


     111 Howard Boulevard, Suite 108, Mt. Arlington New Jersey    07856
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           (Address of principal executive offices)             (Zip Code)


                                 (973) 942-7700
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             (Registrant's telephone number including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.01   COMPLETION OF ACQUISITION OF ASSETS
ITEM 3.02   UNREGISTERED SALE OF EQUITY SECURITIES

On September 19, 2005 INSEQ entered into an agreement dated September 15, 2005 under which INSEQ acquired the capital stock of Separation and Recovery Technologies, Inc. In consideration for the shares, INSEQ issued 434,782,608 shares of INSEQ common stock to UTEK Corporation. INSEQ also covenanted that UTEK would have piggy-back registration rights with respect to the INSEQ shares. Prior to this transaction, there was no material relationship between INSEQ and its affiliates and UTEK and its affiliates.

Item 9.01   Financial Statements and Exhibits

Exhibits:

10-a Agreement and Plan of Acquisition between INSEQ Corporation and UTEK Corporation dated September 15, 2005.

99    Press Release dated September 21, 2005.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INSEQ CORPORATION


                                        By: /S/ James L. Grainer
                                        -------------------------
                                        JAMES L. GRAINER
                                        Chief Executive Officer
Date: 	September 23, 2005